FOURTH AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 14th day of May, 2001, by and among the financial institutions party to the Loan Agreement (as defined herein) from time to time (the "Lenders"), BANK OF AMERICA, N.A., formerly NATIONSBANK, N.A., as agent for the Lenders (the "Agent"), COLLINS INDUSTRIES, INC., a Missouri corporation ("Collins"), COLLINS BUS CORPORATION, a Kansas corporation ("Bus"), WHEELED COACH INDUSTRIES, INC., a Florida corporation ("WCI"), CAPACITY OF TEXAS, INC., a Texas corporation ("Capacity"), MOBILE TECH CORPORATION, a Kansas corporation ("Mobile"), WORLD TRANS, INC., a Kansas corporation ("World Trans"), BRUTZER CORPORATION, an Ohio corporation ("Brutzer"), MID BUS, INC., an Ohio corporation ("Mid Bus"), and MOBILE PRODUCTS, INC., a Kansas corporation ("Mobile Products", and, together with Collins, Bus, Capacity, Mobile, WCI, World Trans, Brutzer and Mid Bus, the "Borrowers" and each, a "Borrower").

W I T N E S S E T H :

WHEREAS, the Agent, the Lenders and the Borrowers entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 31, 1998 (as amended, the "Loan Agreement"), pursuant to which the Lenders agreed to extend certain financial accommodations to the Borrowers; and

WHEREAS, the Borrowers have requested that the Agent and the Lenders extend the stated maturity date of the various credit facilities provided for in the Loan Agreement; and

WHEREAS, the Agent and the Lenders are willing to do so on the terms set forth herein and in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended by deleting the definitions of "Term Loan Termination Date" and "Termination Date" set forth in Section 1.1 and substituting the following in lieu thereof:

"Term Loan Termination Date" means the earlier of the Termination Date or August 31, 2002.

"Termination Date" means August 31, 2002, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of Section 2.5.

3. Reaffirmation of Representations and Warranties. The Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by them under or in connection with the execution and delivery of the Loan Agreement as amended hereby and the other Loan Documents (in each case, as amended through and including the date hereof) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

4. Fees, Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

5. No Event of Default; No Offset, Counterclaim. To induce the Lenders to enter into this Amendment, the Borrowers hereby (a) represent and warrant that, as of the date hereof and after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents; and (b) acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrowers against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations, the Loan Agreement, any of the other Loan Documents, or with respect to the administration or funding of the Loans.

6. Further Action. The Borrowers agree to take such further action as the Agent shall request in good faith in connection herewith to evidence the amendments herein contained to the Loan Agreement, including, without limitation, paying any mortgage, recording or similar tax with respect to the Mortgages or obtaining any title insurance endorsement with respect thereto, in each case as the Agent may deem necessary in connection with the extension of the stated maturity date of the Secured Obligations contemplated hereby.

7. Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law. As amended hereby, the Loan Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and the Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

COLLINS Industries, Inc.

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

COLLINS BUS CORPORATION

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

WHEELED COACH INDUSTRIES, INC.

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

CAPACITY OF TEXAS, INC.

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

MOBILE-TECH CORPORATION

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

WORLD TRANS, inc.

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

BRUTZER CORPORATION

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

MID BUS, inc.

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

MOBILE PRODUCTS, inc.

By: s/ Larry W. Sayre

Larry Sayre

Chief Financial Officer

AGENT:

BANK OF AMERICA, N.A., as Agent

By: s/Gaye L. Stathis

Gaye Stathis

Vice President

LENDER:

BANK OF AMERICA, N.A.

By: s/ Gaye L. Stathis

Gaye Stathis

Vice President